SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           Staten Island Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

     N/A
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

     N/A
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

     N/A
________________________________________________________________________________
5)   Total fee paid:

     N/A
________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                    N/A
________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:
                    N/A
________________________________________________________________________________
          3)   Filing Party:
                    N/A
________________________________________________________________________________
          4)   Date Filed:
                    N/A
________________________________________________________________________________

                    [Staten Island Bancorp, Inc. Letterhead]







                                                                  March 30, 2001



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Staten Island Bancorp, Inc. The meeting will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 10, 2001 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Staten Island Bancorp, Inc. is sincerely appreciated.

                                                     Sincerely,



                                                     /s/Harry P. Doherty
                                                     -------------------
                                                     Harry P. Doherty
                                                     Chairman of the Board
                                                     and Chief Executive Officer

                           STATEN ISLAND BANCORP, INC.
                                 15 Beach Street
                          Staten Island, New York 10304
                                 (718) 447-7900



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 10, 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Staten Island Bancorp, Inc. (the "Company") will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 10, 2001 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement ("Proxy Statement"):

         (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Arthur Andersen L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2001;

         (3) To consider and vote upon a stockholder proposal, if presented at the Annual Meeting; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed March 12, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              /s/Patricia A. Smith
                                              --------------------
                                              Patricia A. Smith
                                              Corporate Secretary

Staten Island, New York
March 30, 2001



--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                           STATEN ISLAND BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 10, 2001

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Staten Island Bancorp, Inc. (the "Company"), the Delaware-chartered thrift holding company for SI Bank & Trust (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 10, 2001 at 10:00 a.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 30, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for directors described herein, for ratification of the appointment of Arthur Andersen L.L.P. ("Arthur Andersen ") for fiscal 2001, against the stockholder proposal and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with the Secretary of the Company written notice thereof (Patricia A. Smith, Corporate Secretary, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on March 12, 2001 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 33,758,687 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the meeting and entitled to vote is required to ratify the appointment of the independent auditors and to approve the stockholder proposal. Abstentions will be counted as present and entitled to vote and will have the effect of a vote against such proposals. Under rules of the New York Stock Exchange ("NYSE"), each of the proposals, except for the stockholder proposal, is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, accordingly, there will be no "broker non-votes" with respect to the election of directors and the ratification of the Company's independent auditors. Stockholder proposals are considered "non-discretionary" items and brokerage firms which have received no instructions from their clients will have no discretion with respect to voting on such items. Broker non-votes will have no effect on the stockholder proposal.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         There currently are 10 directors of the Company. In accordance with the Company's Bylaws, two current directors, Messrs. Charles Bartels and Kenneth Nelson, are retiring and will not stand for re-election. The Company's Board of Directors has adopted a resolution that, as of the Annual Meeting, the Board will be reduced in size to nine members. The Company's Certificate of Incorporation provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2004, and until their successors are elected and qualified.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees, except Mr. Allan Weissglass, currently serves as a director of the Company. Mr. Weissglass has served as a director of the Savings Bank since November 2000.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.

                            Nominees for Director for a Three-Year Term Expiring in 2004
------------------------------------------------ -------------------- ---------------------------
                                                                               Director
              Name and Position                        Age(1)                  Since(2)
------------------------------------------------ -------------------- ---------------------------
------------------------------------------------ -------------------- ---------------------------
James R. Coyle                                           54                      1990
Director, President and Chief Operating Officer
------------------------------------------------ -------------------- ---------------------------
------------------------------------------------ -------------------- ---------------------------

John R. Morris                                           62                      1986
Director
------------------------------------------------ -------------------- ---------------------------
------------------------------------------------ -------------------- ---------------------------

Allan Weissglass                                         66                      2000
------------------------------------------------ -------------------- ---------------------------

The Board of Directors recommends that you vote FOR the election of the above nominees for director.


Members of the Board of Directors Continuing in Office - Directors Whose Terms Expire in 2002
---------------------------------------------------- ------------------ -------------------------
                                                                                Director
                Name and Position                          Age(1)               Since(2)
---------------------------------------------------- ------------------ -------------------------
---------------------------------------------------- ------------------ -------------------------
Harold Banks                                                77                    1983
Director
---------------------------------------------------- ------------------ -------------------------
---------------------------------------------------- ------------------ -------------------------
Denis P. Kelleher                                           62                    1988
Director
---------------------------------------------------- ------------------ -------------------------
---------------------------------------------------- ------------------ -------------------------
Julius Mehrberg                                             71                    1996
Director
---------------------------------------------------- ------------------ -------------------------

                                                        (Continued on next page)



                      Directors Whose Terms Expire in 2003

------------------------------------------------ -------------------- ---------------------------
                                                                               Director
              Name and Position                        Age(1)                  Since(2)

------------------------------------------------ -------------------- ---------------------------
------------------------------------------------ -------------------- ---------------------------
Harry P. Doherty                                         58                      1989
Chairman of the Board and Chief Executive
                                  Officer
------------------------------------------------ -------------------- ---------------------------
------------------------------------------------ -------------------- ---------------------------

William G. Horn                                          77                      1968
Director
------------------------------------------------ -------------------- ---------------------------
------------------------------------------------ -------------------- ---------------------------

William E. O'Mara                                        70                      1994
Director
------------------------------------------------ -------------------- ---------------------------

-------------------
(1)      At March 12, 2001.
(2)      Includes service as a director of the Savings Bank.

         Information concerning the principal position with the Company and the Savings Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

         Harold Banks. Mr. Banks is a cemetarian and has been Executive Director, Secretary and Treasurer of Ocean View The Cemetery Beautiful, Staten Island, New York, since 1979. Mr. Banks also serves on the Boards of the Elmweir Cemetery Association and Mt. Zion Cemetery.

         James R. Coyle. Mr. Coyle has served as President and Chief Operating Officer of the Savings Bank since June 1990. Previously, Mr. Coyle served as Executive Vice President from 1987 to 1990 and as Chief Financial Officer from 1989 to 1990. Mr. Coyle has been employed by the Savings Bank since 1970. Mr. Coyle is a member of the Board of the Center for Financial Studies, Fairfield, Connecticut, and is a member of Community Bankers Association of New York State ("CBANYS").

         Harry P. Doherty. Mr. Doherty has served as Chairman of the Board and Chief Executive Officer of the Savings Bank since May 1990. Previously, Mr. Doherty served as President and Chief Operating Officer from 1989 to 1990 and Executive Vice President from 1987 to 1989. Mr. Doherty has been employed by the Savings Bank since 1966. Mr. Doherty serves as a director of the Institutional Investors Capital Appreciation Mutual Fund as well as the MSB Fund. Mr. Doherty serves as a director of both CBANYS and America's Community Bankers.

         William G. Horn. Mr. Horn is currently retired. Previously, Mr. Horn was a Senior Account Agent for the Allstate Insurance Company.

         Denis P. Kelleher. Mr. Kelleher is Chief Executive Officer of Wall Street Access (formerly Wall Street Investors Services), a financial services company and member firm of the NYSE, located in New York City. Mr. Kelleher also serves as a director of the Irish Investment Fund, a closed end investment company listed on the NYSE having a main investment focus in Irish-based securities.

         Julius Mehrberg. Mr. Mehrberg is a principal and partner in various real estate development and management companies, primarily Fingerboard Estates Corp., located in Staten Island, New York.

         John R. Morris. Mr. Morris retired from Merrill Lynch in May 1997 where he served as a Vice President of the Capital Markets and Private Client groups. Mr. Morris has over 35 years of experience in the financial services area. Mr. Morris currently is a private investor and is self-employed as a consultant.

         William E. O'Mara. Mr. O'Mara is an employee with the firm of Wohl and O'Mara, civil engineers and land surveyors, located in Staten Island, New York. Prior to January 2, 1998, he served as a partner in the firm.

         Allan Weissglass. Mr. Weissglass is the President and Chief Executive Officer of Magruder Color Company, Inc., a family-owned organic pigments manufacturer, located in Elizabeth, New Jersey.

Stockholder Nominations

         Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder must have been delivered or received no later than the close of business on November 30, 2000 with respect to the Annual Meeting. No such nominations by stockholders were received with respect to the Annual Meeting.

Board of Directors Meetings and Committees of the Company and the Savings Bank

         Regular meetings of the Board of Directors of the Company are held as necessary. Through the fiscal year ended December 31, 2000, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The entire Board of Directors of the Company acts as a Nominating Committee. The Board of Directors of the Company has established the following committees:

 Audit Committee. The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. On February 1, 2000, the Audit Committee adopted an Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Audit Committee, which is comprised of Messrs. Morris (Chairman), Horn, Kelleher and O'Mara, met four times during fiscal 2000.

 Compensation and Benefits Review Committee. The Compensation and Benefits Review Committee (the "Compensation Committee") of the Company reviews and recommends compensation and benefits for the Company employees. The Compensation Committee, which is comprised of Messrs. Horn (Chairman), Kelleher and Morris, met four times during fiscal 2000.

         The Board of Directors of the Savings Bank meets on a monthly basis, and may have additional special meetings. During the fiscal year ended December 31, 2000, the Board of Directors of the Savings Bank met 12 times. The Board of Directors of the Savings Bank has established nine committees, including an Executive Committee, Compensation Committee, Investment Committee, Loan Review and Loan Real Estate Investment Committee. No director of the Savings Bank attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

Report of the Audit Committee


         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

         The Audit Committee is composed of directors all of whom are independent as defined by the NYSE listing requirements. The Audit Committee is governed by an Audit Committee Charter which specifies, among other things, the scope of the Committee's responsibilities and how those responsibilities are to be performed. A copy of such charter is attached to this Proxy Statement as Appendix A. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors.

         The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Shareholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission (the "Commission "). The Audit Committee also recommended the selection of Arthur Andersen as the Company's independent auditors for the year ended December 31, 2001.


                                            John R. Morris, Committee Chairman
                                            William G. Horn, Director
                                            Denis P. Kelleher, Director
                                            William E. O'Mara, Director

 Executive Officers Who Are Not Directors

         Set forth below is information concerning the executive officers of the Company and the Savings Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

John P. Brady. Age 49 years. Mr. Brady has served as Executive Vice President and Chief Lending Officer of the Savings Bank since May 1987. Mr. Brady has been employed by the Savings Bank since 1982 and previously served as Vice President and mortgage officer and as the Community Reinvestment Act officer for the Savings Bank.

Ira Hoberman. Age 54 years. Mr. Hoberman has served as Executive Vice President of the Savings Bank since July 2000, and served as President of the New Jersey Division of the Savings Bank from January 2000 to July 2000. Prior to the merger of First State Bank with the Savings Bank in January 2000, Mr. Hoberman served as President and Chief Executive Officer of First State Bank since 1983.

Frank J. Besignano. Age 46 years. Mr. Besignano has served as Senior Vice President of the Savings Bank for Marketing, Business Development and Compliance since May 1991. Mr. Besignano has been employed by the Savings Bank since 1982 and previously served as Vice President and marketing officer.

Edward J. Klingele. Age 48 years. Mr. Klingele has served as Senior Vice President and Chief Financial Officer of the Savings Bank since May 1990 and of the Company since its inception. Mr. Klingele has been employed by the Savings Bank since 1976 and previously served as Controller of the Savings Bank from 1984 to 1990.

Deborah Pagano. Age 46 years. Ms. Pagano has served as Senior Vice President - Branch Administration for the Savings Bank since May 1989. Ms. Pagano has been employed by the Savings Bank since 1976 and previously served as Vice President of the Savings Bank from 1984 to 1989.

Donald C. Fleming. Age 52 years. Mr. Fleming has served as Senior Vice President of the Savings Bank for Strategic Planning and Technical Services since January 1997. Previously, Mr. Fleming served as Director, Executive Vice President and Chief Financial Officer of North Side Savings Bank, Floral Park, New York, from 1988 to 1996.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Commission and the NYSE. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to fiscal year 2000, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act, except that Mr. Kelleher did not timely file a Form 4 reporting purchases of Common Stock and Mr. Coyle did not timely file a Form 5 reporting a change in ownership.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock; (ii) the directors and director nominees of the Company; (iii) certain executive officers of the Company and the Savings Bank; and (iv) all directors, director nominees and certain executive officers of the Company and the Savings Bank as a group.

-----------------------------------------------------------------------------------------------
                                                             Amount and Nature
                      Name of Beneficial                       of Beneficial
                      Owner or Number of                      Ownership as of       Percent of
                       Persons in Group                       March 12, 2001(1)    Common Stock
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Staten Island Bancorp, Inc.                                        3,403,894(2)          10.1%
Employee Stock Ownership Plan
15 Beach Street
Staten Island, New York 10304
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Directors and Director Nominees:
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Harold Banks                                                         111,066(3)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Charles J. Bartels                                                    78,585(4)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
James R. Coyle                                                       287,777(5)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Harry P. Doherty                                                     394,181(6)            1.2
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
William G. Horn                                                       65,383(7)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Denis P. Kelleher                                                    115,689(8)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Julius Mehrberg                                                       75,950(9)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
John R. Morris                                                       97,400(10)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Kenneth W. Nelson                                                   130,000(11)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
William E. O'Mara                                                    64,000(12)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Allan Weissglass                                                    102,072(13)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------

Certain Executive Officers:
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------

Frank J. Besignano                                                  112,284(14)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
John P. Brady                                                       126,613(15)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Donald C. Fleming                                                   102,562(16)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Ira Hoberman                                                         30,000(17)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Deborah Pagano                                                      107,447(18)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
Edward J. Klingele                                                  110,781(19)              *
-------------------------------------------------------------------------------- --------------
-------------------------------------------------------------------------------- --------------
All directors, director nominees and certain executive            2,111,790(20)            6.2
officers of the Company and the Savings Bank as a group (17
persons)
-------------------------------------------------------------------------------- --------------

 -----------------
 * Represents less than 1% of the outstanding stock.


(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals.


                                         (Footnotes continued on following page)

         Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
         (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Staten Island Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Staten Island Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Coyle, Doherty, Horn, Kelleher and O'Mara who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 2,746,849 shares of Common Stock held in the Trust were unallocated and 657,045 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP (except for shares allocated to an executive officer as a participant).

(3) Includes 24,000 shares held in the Company's Recognition and Retention Plan Trust ("Recognition Plan") allocated to Mr. Banks, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 48,566 shares held by the retirement fund of Ocean View The Cemetery Beautiful, of which Mr. Banks is the Executive Director. Mr. Banks disclaims beneficial ownership with respect to such shares held in the Ocean View The Cemetery Beautiful retirement fund.

(4) Includes 2,459 shares held individually by Mr. Bartels' spouse, 24,000 shares held in the Recognition Plan allocated to Mr. Bartels, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 1,290 shares held in trust for Mr. Bartels' grandchildren of which he is custodian.

(5) Includes 67,024 shares held jointly with Mr. Coyle's spouse, 36,885 shares held by the Savings Bank's 401(k) Plan, 1,935 shares held by the Directors' Deferred Compensation Plan, 82,800 shares held in the Recognition Plan allocated to Mr. Coyle, 90,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 9,133 shares allocated to him pursuant to the ESOP.

(6) Includes 77,605 shares held jointly with Mr. Doherty's spouse, 1,750 shares held by children of Mr. Doherty who reside with him, 51,493 shares held by the Savings Bank's 401(k) Plan, 4,200 shares held by the Directors' Deferred Compensation Plan, 120,000 shares held in the Recognition Plan allocated to Mr. Doherty, 130,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 9,133 shares allocated to him pursuant to the ESOP.

(7) Includes 4,010 shares held by the Directors' Deferred Compensation Plan, 24,000 shares held in the Recognition Plan allocated to Mr. Horn, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 5,600 shares held in trust for Mr. Horn's grandchildren.

(8) Includes 1,343 shares held individually by Mr. Kelleher's spouse, 29,346 shares held by the Directors' Deferred Compensation Plan, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 24,000 shares held in the Recognition Plan allocated to Mr. Kelleher.

                                         (Footnotes continued on following page)

(9) Includes 10,000 shares held individually by Mr. Mehrberg's spouse, 7,950 shares held by the Directors' Deferred Compensation Plan, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 24,000 shares held in the Recognition Plan allocated to Mr. Mehrberg.

(10) Includes 45,000 shares held jointly with Mr. Morris' spouse, 3,400 shares held individually by Mr. Morris' spouse, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 24,000 shares held in the Recognition Plan allocated to Mr. Morris.

(11) Includes 18,000 shares held individually by Mr. Nelson's spouse, 24,000 shares held by Tech Product, Inc. of which Mr. Nelson is a controlling shareholder, 24,000 shares held in the Recognition Plan allocated to Mr. Nelson, 2,000 shares held in trust for Mr. Nelson's children and grandchildren as to which he is custodian, 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 10,000 shares held by the Margaret M. Nelson Realty Trust for which Mr. Nelson serves as a trustee. Mr. Nelson disclaims beneficial ownership with respect to such shares held in trust.

(12) Includes 24,000 shares held in the Recognition Plan allocated to Mr. O'Mara and 20,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.

(13) Includes 25,000 shares owned by Magruder Color Company, Inc. of which Mr. Weissglass is President and Chief Executive Officer, 14,091 shares owned by KCW Associates of which Mr. Weissglass is a general partner, 25,000 shares owned by JC&O Investments, LLC of which Mr. Weisglass is a general partner and 12,981 shares held by the Weissglass Charitable Trust of which Mr. Weissglass is a trustee. Mr. Weissglass disclaims beneficial ownership with respect to the shares owned by Magruder Color Company, Inc.

(14) Includes 13,052 shares held jointly with Mr. Besignano's spouse, 434 shares held in his Individual Retirement Account, 27,007 shares held by the Savings Bank's 401(k) Plan, 33,120 shares held in the Recognition Plan allocated to Mr. Besignano, 31,600 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 7,071 shares allocated to Mr. Besignano pursuant to the ESOP.

(15) Includes 24,156 shares held by the Savings Bank's 401(k) Plan, 43,200 shares held in the Recognition Plan allocated to Mr. Brady, 41,200 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 9,133 shares allocated to him pursuant to the ESOP.

(16) Includes 32,080 shares held jointly with Mr. Fleming's spouse, 33,120 shares held in the Recognition Plan allocated to Mr. Fleming, 31,600 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 5,762 shares allocated to him pursuant to the ESOP.

(17)     Includes  25,000 shares held in the  Recognition  Plan allocated to Mr.
         Hoberman  and  5,000  shares   subject  to  stock   options  which  are
         exercisable within 60 days of the Voting Record Date.

(18)     Includes  25,707 shares held jointly with Ms. Pagano's  spouse,  37,740 shares held in the Recognition Plan allocated to Ms. Pagano, 36,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 8,000 shares allocated to her pursuant to the ESOP.

(19) Includes 9,090 shares held jointly with Mr. Klingele's spouse, 5,750 shares held in trust for children of Mr. Klingele who reside with him, 11,885 shares held by the Savings Bank's 401(k) Plan, 39,000 shares held in the Recognition Plan allocated to Mr. Klingele, 37,200 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 7,856 shares allocated to him pursuant to the ESOP.

(20) Includes 605,980 shares granted pursuant to the Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 56,088 shares allocated to executive officers pursuant to the ESOP and 562,600 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank (including amounts deferred to future periods by the named executive officers) for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four other most highly compensated named executive officers. All cash compensation is paid by the Savings Bank; the Company does not pay any additional cash amounts for services provided by the below named executive officers.

                                            Annual Compensation                    Long Term Compensation
                               -------------------------------------------- -------------------------------------
                                                                                     Awards             Payouts $
                                                                            --------------------------- ---------
        Name and                                               Other                      Securities      LTIP
        Principal                                              Annual       Restricted    Underlying     Payouts       All Other
        Position        Year      Salary        Bonus      Compensation(1)    Stock(2)       Options        $        Compensation(3)
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------
Harry P. Doherty        2000      $592,000       $90,975          --        $   --            --               --         $143,658
Chairman and Chief      1999       562,015       389,813          --            --            --               --          148,224
Executive Officer       1998       519,426            --          --         4,050,000      325,000            --          120,331
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------

James R. Coyle          2000       423,000        52,020          --            --            --               --          115,680
President and Chief     1999       402,972       222,750          --            --            --               --          114,359
Operating Officer       1998       373,923            --          --         2,794,500      225,000            --          101,806
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------

Ira Hoberman            2000       328,230       175,000          --           442,188       25,000             --              --
Executive Vice
  President (4)
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------

John P. Brady           2000       173,669        10,906          --            --            --               --           72,864
Executive Vice          1999       164,693        60,660          --            --            --               --           65,418
  President             1998       161,554            --          --         1,458,000      103,000            --           73,257
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------
----------------------------- ------------- ------------- ----------------- ------------ -------------- ---------- ----------------

Edward J. Klingele      2000       157,815        12,255          --            --            --               --           61,641
Senior Vice             1999       149,846        38,808          --            --            --               --           54,749
  President             1998       145,497            --          --         1,316,250       93,000             --          58,084
============================= ============= ============= ================= ============ ============== ========== ================

---------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the Savings Bank of providing such benefits to the named executive officer during the fiscal year ended December 31, 2000 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2)      Represents  the grant of 200,000,  138,000,  25,000,  72,000 and 65,000 shares of restricted Common Stock to Messrs. Doherty, Coyle, Hoberman, Brady and Klingele, respectively, pursuant to the Recognition Plan, which were deemed to have had the indicated value at the date of grant. The portion of the grants which remain unvested had a fair market value at December 31, 2000 of $2,565,000, $1,769,850, $534,375, $923,400 and
         $833,625 for the grants to Messrs. Doherty, Coyle, Hoberman, Brady and Klingele, respectively. The awards vest 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held in a Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) In fiscal year 2000, consists of the Savings Bank's contributions to the Savings Bank's 401(k) plan of $10,200, $10,200, $10,200 and $6,905 for the account of Messrs. Doherty, Coyle, Brady and Klingele, respectively, $70,794 and $42,816 allocated to Messrs. Doherty and Coyle, respectively, pursuant to the Savings Bank's Supplemental

         Executive Retirement Plan ("SERP"), and $62,664, $62,664, $62,664 and $54,736 allocated on behalf of Messrs. Doherty, Coyle, Brady and Klingele, respectively, pursuant to the ESOP.

(4) Mr. Hoberman became an executive officer of the Savings Bank in January 2000 in connection with the merger of First State Bank with the Savings Bank.

Stock Options

         The following table sets forth certain information concerning grants of stock options awarded to the named executive officer during the fiscal year ended December 31, 2000.

                                          Option Grants in Last Fiscal Year

                                                                                        Potential Realizable Value
                                                                                        at Assumed Annual Rates
                                                                                            of Stock Price
                                                                                              Appreciation
                                                 Individual Grants                          for Option Term(3)
                          ------------------------------------------------------------ ---------------------------
                          Options       % of Total Options     Exercise  Expiration
          Name            Granted(1)    Granted to Employees    Price(2)     Date           5%           10%
 ------------------------ ----------- ------------------------- --------- ------------ ------------- -------------
 Ira Hoberman               25000                56%            $17.6875     1/14/10     $278,089      $704,733

---------------
(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.
(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $28.8111 and $45.8768 at compounded rates of return of 5% and 10%, respectively.


         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2000 and options held at December 31, 2000.

                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                       AND YEAR END OPTION VALUES

                                                                                                           Value of
                                                                            Number of                    Unexercised
                                                                           Unexercised                    Options at
                                       Shares                          Options at Year End                Year End(1)
                                    Acquired on        Value      ----------------------------- ----------------------------------
           Name                       Exercise       Realized       Exercisable   Unexercisable   Exercisable     Unexercisable

Harry P. Doherty                         --             --            130,000          195,000      $ --              $  --
---------------------------------- --------------- -------------- ----------------------------- --------------- -------------------
James R. Coyle                           --             --             90,000          135,000        --                 --
---------------------------------- --------------- -------------- ----------------------------- --------------- -------------------
Ira Hoberman                             --             --              --              25,000        --              92,188
---------------------------------- --------------- -------------- ----------------------------- --------------- -------------------
John P. Brady                            --             --             41,200           61,800        --                 --
---------------------------------- --------------- -------------- ----------------------------- --------------- -------------------
Edward J. Klingele                       --             --             37,200           55,800        --                 --

---------------

(1)      Based on a per share market price of $21.375 at December 31, 2000.

Employment Agreements

         In December 1997, the Company and the Savings Bank (the "Employers") entered into employment agreements with each of Messrs. Doherty, Coyle, Brady, Besignano, Klingele and Fleming and Ms. Pagano (collectively, the "Senior Executive Officers"). The Employers have agreed to employ each Senior Executive Officer for a term of three years, in each case in their current respective positions. The employment agreements are reviewed annually, and are extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

         Each of the employment agreements are terminable with or without cause by the Employers. The Senior Executive Officers have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of the Senior Executive Officer's death, disability or retirement. In the event that (i) the Senior Executive Officer terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the Senior Executive Officer's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, Messrs. Doherty and Coyle will be entitled to a cash severance amount equal to three times their average annual compensation, as defined, plus an amount to reimburse Messrs. Doherty and Coyle for certain tax obligations, and the five other Senior Executive Officers will be entitled to a cash severance amount equal to two times their average annual compensation, as defined.

         A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         With respect to the employment agreements with the five other Senior Executive Officers, each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         In January 2000, the Savings Bank entered into an employment agreement with Mr. Hoberman. The Savings Bank has agreed to employ Mr. Hoberman for a term of three years. The employment agreement is terminable with or without cause by the Savings Bank. Mr. Hoberman has no right to receive his salary or other severance benefits pursuant to the employment agreement for any period after termination by the Savings Bank for cause. The agreement provides that Mr. Hoberman is entitled to continue to receive his salary for the remaining term of the agreement in the event of death, illness, disability or incapacity, or if he is terminated without cause. Mr. Hoberman's employment agreement contains a non-compete provision effective for a period of two years after the termination of the agreement. Mr. Hoberman is entitled to receive a payment equal to his annual salary, as stated in the employment agreement, as consideration for the non-compete provision.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Savings Bank may determine to enter into similar employment agreements with other officers in the future.

Director's Compensation

         Directors of the Company, except for Messrs. Doherty and Coyle, receive $1,800 per meeting attended of the Board and $1,200 per committee meeting attended ($600 in the case of each Savings Bank Loan Review Committee). The Chairman of each committee of the Board also receives $1,500 per meeting attended ($750 in the case of the Savings Bank Loan Review Committee). In addition, each non-employee director received an annual retainer of $5,000 for fiscal 2000. Beginning January 1, 2001, each non-employee director will receive an annual retainer of $20,000. Board fees are subject to periodic adjustment by the Board of Directors. In addition to fees paid to directors for Board and Committee meetings, directors of the Company participate in the Company's 1998 Stock Option Plan and the Recognition Plan. Stock option grants and restricted stock awards were issued to directors in July 1998. Such stock options and grant awards vest 20% per year.

Retirement Plan

         The Savings Bank has maintained a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. The Savings Bank froze the Retirement Plan as of December 31, 1999. Subsequent to December 31, 1999, there have been no new enrollments and no further benefit accruals in the Retirement Plan. Credited service ceases to accrue after December 31, 1999, however, vesting continues for periods of employment subsequent to such date. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Executive Compensation Table above, equal to 2% of the participant's final average compensation (highest average annual compensation during the 36 consecutive calendar months during the 120 consecutive calendar months prior to the date the Retirement Plan was frozen) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Savings Bank on a actuarial basis and all assets are held in trust by the Retirement Plan trustee.

         The following table illustrates the annual benefit payable to eligible employees upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan and the SERP maintained by the Savings Bank. The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

     Final Average
    Compensation (1)                                        Years of Service (2)(3)
------------------------ -------------------------------------------------------------------------------------------
                                15                 20                25                30                35
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
               $125,000            $37,500            $50,000          $62,500           $75,000            $75,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                150,000             45,000             60,000           75,000            90,000             90,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                175,000             52,500             70,000           87,500           105,000            105,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                200,000             60,000             80,000          100,000           120,000            120,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                225,000             67,500             90,000          112,500           135,000            135,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                250,000             75,000            100,000          125,000           150,000            150,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                300,000             90,000            120,000          150,000           180,000            180,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                400,000            120,000            160,000          200,000           240,000            240,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                450,000            135,000            180,000          225,000           270,000            270,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                500,000            150,000            200,000          250,000           300,000            300,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                550,000            165,000            220,000          275,000           330,000            330,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------
                600,000            180,000            240,000          300,000           360,000            360,000
 ----------------------- ------------------ ------------------ ---------------- ----------------- ------------------

---------------

(1) For the fiscal year of the Retirement Plan beginning on January 1, 1999, the average final compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through the SERP. For the fiscal year of the Retirement Plan beginning on January 1, 1999, the maximum annual benefit payable under the Retirement Plan cannot exceed $135,000 (as adjusted for subsequent years pursuant to Code provisions).



                                         (Footnotes continued on following page)

(2) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

(3)      The maximum years of service credited for benefit purposes is 30 years.

         The following table sets forth the years of credited service and the average annual earnings determined as of December 31, 2000, the end of the 2000 plan year, for each of the individuals named in the Executive Compensation Table, except Mr. Hoberman.

                                          Years of Credited      Average Annual
                                               Service             Earnings(1)
               ------------------------- --------------------- ----------------
               Harry P. Doherty.........          35                  $505,349
               ------------------------- --------------------- ----------------
               James R. Coyle...........          31                   366,407
               ------------------------- --------------------- ----------------
               John P. Brady............          19                   162,151
               ------------------------- --------------------- ----------------
               Edward J. Klingele.......          23                   143,319
               ------------------------- --------------------- ----------------

---------------

(1) Average Annual Earnings are frozen as of December 31, 1999 for purposes of calculating benefits under the Retirement Plan.

Supplemental Executive Retirement Plan

         The Savings Bank has adopted the SERP to provide for eligible employees benefits that would be due under its Retirement Plan and 401(k) Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. The Board of Directors of the Savings Bank also has adopted an amendment to the SERP to provide eligible employees with benefits that would be due under the ESOP if such benefits were not limited under the Code.

Transactions With Certain Related Persons

         In accordance with applicable federal laws and regulations, the Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Except as hereinafter indicated, all loans made by the Savings Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         In accordance with applicable regulations, the Savings Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Savings Bank and does not give preference to any executive officer or director over other employees of the Savings Bank. Under the terms of such loans, the interest rate is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors which were outstanding at December 31, 2000.

                                                      Largest Amount of
                                                     Indebtedness between
                                                       January 1, 2000        Balance as of       Interest
           Name               Year Loan Made        and December 31, 2000   December 31, 2000        Rate
           ----               --------------        ---------------------   -----------------        ----
       Harry P. Doherty          1999                      $419,391                 395,804         5.375%

       John P. Brady             1998                        58,350                       0          5.250
                                 2000                       220,000                 218,416          6.625

       Frank J. Besignano        1999                       327,536                 323,795          6.125

       Donald C. Fleming         1998                       195,950                 193,192          5.875

       Edward J. Klingele        1998                       167,000                 164,336          5.625

       Deborah Pagano            1998                       120,764                 115,038          5.250

Report of the Compensation Committee

         The purpose of the Compensation Committee is to determine and oversee the compensation practices of the Company and the Savings Bank. In 1998, the Committee retained the services of William M. Mercer, Inc. to review these compensation practices and to assist in the development of an annual incentive program. The purpose of the annual incentive program is to reinforce a formal and objective pay-for-performance framework that ties the achievement of annual strategic and operating goals with incentive compensation and to provide competitive total cash compensation opportunities with upside (and downside) potential.

         The objectives of the Company's compensation program are to attract, develop and retain strong executive officers that are capable of maximizing the Company's performance. The total compensation program provides competitive compensation opportunities that are aligned with the financial performance of the Company. Key compensation elements include base salary, annual incentives, and long- term incentives. Base salary levels are based on individual performance and targeted to approximate the competitive median salaries among the Company's relative peer group of public savings banks located in the New York metropolitan area. Annual incentives are targeted to deliver competitive cash compensation opportunities when performance is at expectation. The size of the actual awards vary within a range based on the Company's financial and operating performance as well as the achievement of certain individual goals that contribute to the overall success of the Company. Long-term incentive awards (stock options and restricted stock grants) are targeted to provide competitive compensation opportunities and to align executive awards with the creation of shareholder value. It is intended that variable compensation levels (annual plus long-term incentives) eventually will comprise the majority of total compensation opportunities for the senior executive team.

         Based upon the above factors, the Compensation Committee increased Mr. Doherty's base salary by approximately $29,000 or 5% to $606,500. The Compensation Committee provided for an average 4.9% increase for the six other Senior Executive Officers. All such increases reflect contributions to the goals and objectives of the Company and the increased cost of living within the market from which the Company draws its workforce.

         The annual incentive program for 2000 provided for target incentives for the Chief Executive Officer equal to fifty percent (50%) of his base salary, forty percent (40%) of base salary for the President and Chief Operating Officer and thirty percent (30%) of base salary for the five other Senior Executive Officers. The total amount of the individual awards to the Chief Executive Officer and the President and Chief Operating Officer is based upon the Company's consolidated financial performance. The other Senior Executive
Officers awards were similarly computed with the Company's consolidated financial performance comprising forty percent (40%) of the award and individual performance comprising sixty percent (60%). Individual performance awards are not paid unless the Company's consolidated financial targets are met.

         The measurements utilized for the financial performance portion of such awards were as follows: (i) thirty percent (30%) of the financial performance measure was based upon the diluted earnings per share of the Common Stock; (ii) forty percent (40%) was based upon the return on average shareholders' equity of the Company; and (iii) thirty percent (30%) was based upon the return on average assets of the Company. For each of the financial performance measurements, as well as the individual performance measurements, a series of achievement levels was established.

Each level was assigned a percentage award from zero percent (0%) up to one hundred percent (100%). The zero percent (0%) award represented performance below a threshold level of achievement deemed reasonable. If the range of performance specified for a one hundred percent (100%) award was exceeded, the executive could be paid an award of up to one hundred fifty percent (150%)of the financial performance and individual performance awards.

         For fiscal year 2000, the Company's financial performance resulted in awards of thirty percent (30%) of target amounts for financial performance. The Senior Executive Officers also received approximately fifty-five percent (55%) of their individual performance awards.

         Following review and approval of the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer of the Company participates in the review of his or her respective compensation.


                                             William G. Horn, Committee Chairman
                                             Denis P. Kelleher, Director
                                             John R. Morris, Director

Performance Graph

         The following graph demonstrates comparison of the cumulative total returns for the Common Stock, Standard and Poor's 500 Index and the SNL Securities All Thrift Index for the period commencing on December 22, 1997, the date the Common Stock began trading on the NYSE, and December 31, 2000.


                            Total Return Performance

              [GRAPHIC-GRAPH PLOTTED TO DATA POINTS LISTED BELOW]


                                                                            Period Ending
                                    ------------------------------------------------------------------------------------------------
Index                               12/22/97    12/31/97    06/30/98    12/31/98     06/30/99    12/31/99    06/30/2000   12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
Staten Island Bancorp, Inc.          100.00      109.84      119.71       105.80       96.51       97.66         96.97        119.39
S&P 500                              100.00      101.81      119.84       130.87      147.07      158.41        157.74        143.98
Thrifts (All)                        100.00      102.51      105.75        90.16       89.71       73.65         75.44        117.61


         The above graph represents $100 invested in the Common Stock at $19.0625 per share, the closing price per share as of December 22, 1997, the date it commenced trading on the NYSE. The cumulative total returns include the payment of dividends by the Company.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Arthur Andersen, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2001, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Arthur Andersen that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Arthur Andersen will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

Audit Fees

         Aggregate amount of the fees billed by Arthur Andersen for its audit of the Company's annual financial statements for fiscal 2000 and for its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such year was $235,000 of which $188,000 had been billed through December 31, 2000.

Financial Information Systems Design and Implementation

         The  Company  did not  engage or pay any fees to Arthur  Andersen  with
respect  to  the  provision  of  financial   information   systems   design  and
implementation services during fiscal 2000.

Other Fees

         The aggregate amount of fees billed by Arthur Andersen for all other services rendered to the Company during fiscal 2000 was $18,600 all of which were paid in fiscal 2001. These services consisted primarily of due diligence services and other tax planning related services.

         The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by Arthur Andersen in fiscal 2000 on the independence of Arthur Andersen from the Company in evaluating whether to appoint Arthur Andersen to perform the audit of the Company's financial statements for the year ending December 31, 2001.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Arthur Andersen as independent auditors for the fiscal year ending December 31, 2001.

                              STOCKHOLDER PROPOSAL

         The Company has been notified that Jewelcor Management, Inc., 100 North Wilkes-Barre Boulevard, Wilkes-Barrie, Pennsylvania 18702, which is the record owner of 150 shares of Common Stock and the beneficial owner of 134,850 shares of Common Stock, intends to present the following stockholder proposal for consideration at the Annual Meeting. For the reasons stated under "Response by Your Board of Directors," the Board of Directors believes that approval of the stockholder proposal is not in the best interests of the Company or its stockholders and recommends a vote "AGAINST" the stockholder proposal.

                              Shareholder Proposal
                              --------------------

         Resolved, it is recommended that the Board of Directors of Staten Island Bancorp, Inc. (the "Company") take the steps necessary to implement the following actions to remove the "anti-takeover" defenses from the Company's Certificate of Incorporation and Bylaws, unless precluded by state or federal law.

         1.       Repeal the following Articles of the Company's  Certificate of
                  Incorporation:

                  a. Repeal Article 7 (A) which segregates the Board of Directors into three separate classes with staggered terms of office and prohibits cumulative voting for the election of directors. (This proposed action is intended only to affect elections of directors that occur after Article 7 (A) is repealed).

                  b. Repeal Article 8 which prohibits shareholder action by written consent and prohibits the shareholders from calling a special meeting.

                  c. Repeal Article 11 which requires the affirmative vote of at least 80% of shares entitled to vote in an election of directors ("Voting Shares") to approve a business combination not recommended by two-thirds of the Board of Directors.

                  d. Repeal Article 12 which prohibits the acquisition of 10% of the Company's equity securities except in certain circumstances, including where approved by the Board of Directors.

                  e. Repeal Article 13 which prohibits changes by the shareholders to the Company's Certificate of Incorporation without the affirmative vote of the holders of 80% of Voting Shares and which also requires the affirmative vote of at least 80% of Voting Shares to change Sections 2.4, 2.14, 4.1, 4.2, 4.3, 4.4, and 4.15 and Article VI of the Company's Bylaws.

         2.       Repeal the following Sections of the Company's Bylaws:

                  a. Repeal Section 2.4 which prohibits shareholders from calling a special meeting.

                  b. Repeal Section 11.1 which prohibits changes to the Company's Bylaws other than as set forth in the Company's Certificate of Incorporation.

         3. Amend Section 4.2 of the Company's Bylaws to remove all language regarding the segregation of the Board of Directors into three separate classes.

                Supporting Statement of Jewelcor Management, Inc.
                -------------------------------------------------

         The Company's Certificate of Incorporation and Bylaws presently contain provisions which restrict the ability of the shareholders to effectuate a proposed acquisition of the Company that has not been approved by the Board of Directors. Moreover, these provisions restrict the shareholders' ability to act by written consent and to alter the composition of the majority of the Board of Directors. If the above actions were effectuated, we shareholders would have a greater ability to affect the management of the Company. It is the opinion of this shareholder, that we shareholders should be given more of a voice in the future of the Company. Please vote YES on this proposal.

         Please note that any amendments to the Certificate of Incorporation approved by the Board of Directors must subsequently be approved by the shareholders in order to be implemented.

                       Response of Your Board of Directors

          Your Board of Directors unanimously recommends that you VOTE AGAINST the above stockholder proposal for the reasons set forth below.

Your Board is Committed to Enhancing Shareholder Value

         The Board of Directors is committed to enhancing shareholder value and acting in accordance with its fiduciary duties to ALL shareholders. Based upon our experience and track record, we urge you to support us in our ongoing efforts to enhance shareholder value.

         In connection with our recommendation that you vote against the stockholder proposal, we urge you to consider the following accomplishments:

         o        Our net income has  increased in each of the last three years.
                  For the year ended December 31, 2000, we increased our earnings per share to $1.61 compared to $1.40 and $1.06 in 1999 and 1998, respectively. Our core cash earnings per share increased 21.0% in 2000 compared to 1999.

         o We have increased our dividends per share each year since our initial public offering in December 1997. During 2000 we increased our quarterly cash dividend twice - from $0.12 to $0.13 and then to $0.14 per share.

         o Our assets and deposits have substantially increased in each of the last four years. During 2000 we completed the acquisition of First State Bancorp, Inc., with $374.0 million in assets and six branch offices, and of four branch offices of Unity Bank with $41.0 million in deposits.

         o We continue to be an active purchaser of the Company's common stock. Through December 31, 2000, we have completed five stock repurchase programs in which we have bought back 10.2 million shares, almost a quarter of the shares issued in our initial public offering.

         o Our share price has increased significantly during the past year. We believe that the market has given some consideration to the above factors, among others, and our stock price has improved. In March 2000, our common stock traded as low as $16.50 per share. On March 26, 2001, our common stock closed at $24.70 per share. We believe the increase in our stock price provides some affirmation of the Company's efforts and management's course of action during the past year.

         We believe that we are continuing to increase the franchise value of the Company. Your Board believes that shareholders have been well served by the Board's leadership and guidance, and the Board believes that it is in a much better position than the proponent to determine what is in the best interests of ALL shareholders.

         While your Board of Directors is not aware of any effort that might be made to obtain control of the Company, the Board of Directors believes that it is appropriate to include certain provisions as part of the Certificate of Incorporation and Bylaws to protect the interests of the Company and its shareholders from hostile takeovers that the Board of Directors might conclude are not in the best interests of the Company's shareholders. It should be noted that at the time of our initial public stock offering, our prospectus fully disclosed the provisions of the Certificate of Incorporation and Bylaws that might be deemed to have an anti-takeover effect. This disclosure was made prior to any purchase of stock by any shareholder, past or current, of the Company, and we have not amended our Certificate of Incorporation or Bylaws to add any additional anti-takeover provisions since such time.

Your Board Believes That It is in the Best Position to Negotiate on Behalf of All Shareholders

         The Board of Directors believes that the provisions which Jewelcor proposes to eliminate are in fact in the best interests of the Company and its shareholders. In the opinion of the Board of Directors, the Board is in the best position to determine the true value of the Company and to negotiate more effectively on behalf of all shareholders. Accordingly, the Board believes that it is in the best interests of the shareholders to encourage potential acquirors to negotiate directly with the Board of Directors and that these provisions encourage such negotiations while discouraging hostile takeover attempts which may not be in the best interests of all the shareholders. It is also the view of the Board of Directors that these provisions in the Certificate of Incorporation and Bylaws should not discourage persons from proposing a merger or other transaction at prices reflective of the true value of the Company and which is in the best interests of all of the shareholders.

         Attempts to take control of financial institutions have become more common. Takeover attempts which have not been negotiated with and approved by the Board of Directors present shareholders with the risk of a takeover on terms which may be less favorable than might otherwise be available. A transaction which is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and its shareholders.

Repeal of the Provisions Could Be Detrimental to Shareholders

         The proposed repeal of Article 7(A) of our Certificate of Incorporation could result in a shareholder group acquiring control of your Company through a proxy contest, without paying any control premium to any of the other shareholders. The repeal of Article 8 would allow the proxy contest to occur without having an annual meeting of shareholders. Your Board of Directors believes that anyone seeking control of the Company should have to pay a premium to ALL shareholders, and that the proposed repeal of these provisions is not in your best interests.

         In addition, an unsolicited takeover proposal can seriously disrupt the business and management of a corporation and cause it great expense. Although a tender offer or other takeover attempt may be made at a price above current market prices, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, shareholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise which is under different management and whose objective may not be similar to those of the remaining shareholders. Accordingly, the Board of Directors believes that these provisions in the Certificate of Incorporation and Bylaws provide benefits to all of the shareholders of the Company and should not be removed.

         The Board of Directors has a fiduciary responsibility to act in the best interests of ALL shareholders and accordingly has a legal duty to oppose unfair takeover offers. Anti-takeover measures are intended to (a) provide the Board with adequate time and flexibility to negotiate on behalf of the shareholders and (b) enhance the Board's ability to negotiate with a potential acquiror, develop alternatives which may better maximize shareholder values, preserve the long-term value of the Company for the shareholders, and ensure that all shareholders are treated fairly and equally. The purpose of anti-takeover defenses in general is to protect shareholders against abusive takeover practices.

Your Board Believes That the Proposal Is Vague

         Your Board of Directors believes that this proposal is inherently vague and indefinite and is subject to varying interpretations by Jewelcor, the Company and other shareholders. Your Board believes that the proposal is vague and indefinite because the repeal of the various provisions referenced in the proposal will not result in the removal of the "anti-takeover" defenses.

         For example, the repeal of Article 7(A) of our Certificate of Incorporation will not result in cumulative voting being available in the election of directors. Under Section 214 of the Delaware General Corporation Law, cumulative voting is not available unless it is expressly provided for in the Certificate. In addition, the repeal of Article 8 of our Certificate of Incorporation will not result in shareholders being able to call special meetings under Section 211(d) of the Delaware General Corporation Law. With respect to the proposed repeal of Article 12 of our Certificate of Incorporation, the proponent failed to indicate that federal banking laws prohibit anyone from acquiring more than 10% of our Common Stock without first obtaining the requisite regulatory approval.

         Under our Certificate of Incorporation, repeal of certain of the provisions in our Certificate of Incorporation and Bylaws subject to the shareholder proposal require the affirmative vote of a majority of the Board of Directors and then must be approved by the holders of 80% or more or the outstanding voting shares (unless approved by two-thirds of the entire Board of Directors, which would then require approval by a majority of the outstanding voting shares). Thus, in order to effect the changes suggested by the stockholder proposal, approval of the Board of Directors and subsequent approval by stockholders at a future meeting would be required. Accordingly, even if the stockholder proposal is approved at the Annual Meeting , additional action at a future meeting of stockholders with a more onerous vote standard would be necessary to amend our Certificate of Incorporation and Bylaws in the manner proposed.

         For the reasons set forth above, the Board of Directors believes that stockholder proposal is not in the best interests of the Company and its shareholders. Accordingly, the Board of Directors unanimously recommends that you VOTE AGAINST the stockholder proposal.

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in April 2002, must be received at the principal executive offices of the Company, 15 Beach Street,
Staten Island, New York 10304, Attention: Patricia A. Smith, Corporate Secretary, no later than November 30, 2001.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2000 required to be filed under the Exchange Act. Such written requests should be directed to Donald C. Fleming, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $4,500, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company or the Savings Bank may solicit proxies personally or by telephone without additional compensation.


                                              By Order of the Board of Directors




                                              /s/Patricia A. Smith
                                              --------------------
                                              Patricia A. Smith
                                              Corporate Secretary



March 30, 2001

                                                                      APPENDIX A


             AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                    STATEN ISLAND BANCORP INC.

                              CHARTER

I        PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Bancorp to any governmental body and the public; Bancorp's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and Bancorp's auditing (internal and external), accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, Bancorp's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o        Serve  as  an  independent  and  objective  party  to  monitor
                  Bancorp's financial reporting process and internal control system.

         o Review and appraise the audit efforts of Bancorp's independent accountants and internal auditing department.

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

II       COMPOSITION

         The Audit Committee shall be comprised of four (4) or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III      MEETINGS

         The Committee shall meet a least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review Bancorp's financials.

IV       RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's quarterly and annual financial statements and any reports or other financial information submitted to any governmental body, and the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review all reports issued by Bancorp's independent accountants to Bancorp management.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with Bancorp to determine the accountant's independence.

6. Confer with the independent accountants and the internal auditors concerning the scope of their examination of the books and records of Bancorp and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving Bancorp's internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements the quality of Bancorp's financial accounting.

8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

Financial Reporting Processes
-----------------------------

9. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external, in order to ensure continued compliance with generally accepted auditing standards.

10. Consider the independent accountants' judgments about the quality and appropriateness of Bancorp's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to Bancorp's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Processes Improvement
---------------------

12. Establish separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.      Review  any   significant   disagreement   among   management  and  the
         independent   accountants  or  the  internal  auditing   department  in
         connection with the preparation of the financial statements.

15. Review with the independent accountants, the internal auditing department and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

16. Review periodically the Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

17. Review management's monitoring of Bancorp's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Bancorp's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

18. Review activities, organizational structure, and qualifications of the internal audit department.

19. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

20. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

21. Review correspondence from outside legal counsel, which is submitted to Bancorp's independent auditors in connection with the audit process.

22. Review the programs and policies of Bancorp designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.

23. Report through its Chairman to the Board of Directors following the meetings of the Audit Committee.

24. Maintain minutes or other records of meetings and activities of the Audit Committee.

25. Conducting or authorizing investigations into any matters within the Audit committee's scope of responsibilities. The Audit Committee shall consider whether the retention of independent counsel, accountants, or others would be appropriate to assist it in the conduct of investigation of specific matters of substantial concern. Unless approved or ratified by the full Board of Directors, retention of any third parties by the Audit committee must be approved by unanimous vote of the members of the Audit Committee.

26. Perform any other activities consistent with this Charter, Bancorp's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Charter Amendments
------------------

27.      This charter may be amended by vote of a majority of the members of the
         Audit   Committee.   Any  amendment  to  this  charter  is  subject  to
         ratification by the full Board of Directors.

STATEN ISLAND BANCORP, INC.
15 BEACH STREET
STATEN ISLAND, NEW YORK 10304
(718) 447-7900

                                                         March 30, 2001

To: Participants in the SI Bank & Trust 401(k) Plan

      As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on May 10, 2001. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the SI Bank & Trust 401(k) Plan (the "Plan") will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares allocated to your account, an Annual Report to Stockholders and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction card to the inspector of elections, Registrar & Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet.

      We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted in proportion to all affirmative and negative votes cast by Plan participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to your account under the Plan. You have or will receive other voting material for those shares owned by you individually and not under the Plan.

                                          Sincerely,

                                          /s/ Harry P. Doherty

                                          Harry P. Doherty
                                          Chairman of the Board
                                             and Chief Executive Officer

STATEN ISLAND BANCORP, INC.
15 BEACH STREET
STATEN ISLAND, NEW YORK 10304
(718) 447-7900

                                                         March 30, 2001


To: Participants in the Staten Island Bancorp, Inc.
      1998 Recognition and Retention Plan

      As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on May 10, 2001. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the 1998 Recognition and Retention Plan (the "Recognition Plan") will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares granted to you, an Annual Report to Stockholders and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction card to the Human Resources Department in the accompanying envelope.

      We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plan as directed by the Plan
Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.


                                          Sincerely,

                                          /s/ Harry P. Doherty

                                          Harry P. Doherty
                                          Chairman of the Board
                                             and Chief Executive Officer

STATEN ISLAND BANCORP, INC.
15 BEACH STREET
STATEN ISLAND, NEW YORK 10304
(718) 447-7900

                                                         March 30, 2001


To:  Participants  in the Staten Island Bancorp,  Inc.  Employee Stock Ownership
     Plan

      As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on May 10, 2001. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the Employee Stock Ownership Plan ("ESOP") will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares granted to you, an Annual Report to Stockholders and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction card to the inspector of elections, Registrar & Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet.

      We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as the allocated shares under the ESOP have been voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.


                                          Sincerely,

                                          /s/ Harry P. Doherty

                                          Harry P. Doherty
                                          Chairman of the Board
                                             and Chief Executive Officer

   PLEASE MARK VOTES
X  AS IN THIS EXAMPLE

                                REVOCABLE VOTING
                           STATEN ISLAND BANCORP, INC.

                                     COMMON


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2001 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby instructs the Trustees of the trust created pursuant to the 1998 Recognition and Retention Plan ("Recognition Plan") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company granted to me as of March 12, 2001 under the Recognition Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., Eastern Time, and any adjournment thereof.




                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


DIRECTORS   1.  ELECTION OF DIRECTORS (except as marked to the contrary below):
RECOMMEND
  "FOR"         Nominees for three-year term expiring in 2004:

                James R. Coyle, John R. Morris and Allan Weissglass

                                                        For All
                     For              Withhold          Except
                     [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


DIRECTORS   2.  PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as
RECOMMEND       the Company's independent auditors for the year ending December
  "FOR"         31, 2001.


                          For           Against          Abstain
                          [_]             [_]              [_]

DIRECTORS   3.  STOCKHOLDER'S  PROPOSAL,  if  presented  at the Annual Meeting.
RECOMMEND
"AGAINST"


                          For           Against          Abstain
                          [_]             [_]              [_]

            4. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.



     Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

=> Detach above card mark, sign, date and return using the enclosed envelope. =>

                           STATEN ISLAND BANCORP, INC.

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO RATIFY THE AUDITORS, AGAINST EACH STOCKHOLDER PROPOSAL AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                        REVOCABLE VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           STATEN ISLAND BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001
                            10:00 a.m., Eastern Time

     The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company allocated to my account as of March 12, 2001 under the ESOP upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                     COMMON

        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>

           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 10, 2001

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or

2.   Via the Internet at  www.proxyvoting.com/sibk  and follow the instructions;
     or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

1.   ELECTION OF DIRECTORS (except as marked to the contrary).

     Nominees for three-year term expiring in 2004:

    (01) James R. Coyle            (02) John R. Morris
    (03) Allan Weissglass

                                           For All
        For              Withhold          Except
        [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "FOR" the election of the nominees listed above.
--------------------------------------------------------------------------------

       Please be sure to sign and date Date this voting instruction card in the box below.




                                       _________________________________________
Please be sure to sign and date this   Date
voting instruction card in the box
below.
________________________________________________________________________________


________Stockholder sign above_________Co-holder (if any) sign above____________


                                                        Please Mark your
                                                        votes as indicated  [X]
                                                        in this example

2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2001.


              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
       The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------


3.   STOCKHOLDER'S PROPOSAL, if presented at the Annual Meeting.

              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "AGAINST" Proposal 3.
--------------------------------------------------------------------------------

4. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting.

                                     COMMON

  Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------

=> FOLD AND DETACH HERE IF YOU ARE  RETURNING  YOUR VOTING  INSTRUCTION  CARD BY
                                    MAIL =>

                           VOTE BY TELEPHONE/INTERNET
       [TELEPHONE]      QUICK o o o EASY o o o IMMEDIATE    [COMPUTER]

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

Please have this card handy when you call. You will need this card in front of you to complete the voting process.

VOTE BY      Call toll-free 1-877-210-0269. You  will  be  asked  to enter the
PHONE:       Control Number (look below at right).

OPTION A:    To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.

OPTION B:    If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             Item 1:  To  vote  FOR ALL  nominees, press 1; to WITHHOLD FOR
                      ALL nominees, press 9. To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.
             Item 2:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
             Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Your vote will be confirmed.

          VOTE BY INTERNET: The web address is www.proxyvoting.com/sibk

      You will be asked to enter the Control Number (look below at right).

    If you vote by telephone or Internet, DO NOT mail back your voting card.

           TELEPHONE/INTERNET VOTING DEADLINE: 12 midnight-May 9, 2001

                                                  FOR TELEPHONE/INTERNET VOTING:
                                                         CONTROL NUMBER

   PLEASE MARK VOTES
X  AS IN THIS EXAMPLE

                       REVOCABLE VOTING INSTRUCTION CARD
                           STATEN ISLAND BANCORP, INC.

                                       RRP

           THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001
                            10:00 a.m., Eastern Time

The undersigned hereby instructs the Trustees of the trust created pursuant to the 1998 Recognition and Retention Plan ("Recognition Plan") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company granted to me as of March 12, 2001 under the Recognition Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., Eastern Time, and any adjournment thereof.




                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


DIRECTORS   1.  ELECTION OF DIRECTORS (except as marked to the contrary below):
RECOMMEND
  "FOR"         Nominees for three-year term expiring in 2004:

                James R. Coyle, John R. Morris and Allan Weissglass

                                                        For All
                     For              Withhold          Except
                     [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


DIRECTORS   2.  PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as
RECOMMEND       the Company's independent auditors for the year ending December
  "FOR"         31, 2001.


                          For           Against          Abstain
                          [_]             [_]              [_]

DIRECTORS   3.  STOCKHOLDER'S  PROPOSAL,  if  presented  at the Annual Meeting.
RECOMMEND
"AGAINST"


                          For           Against          Abstain
                          [_]             [_]              [_]

            4. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.



     Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

=> Detach above card mark, sign, date and return using the enclosed envelope. =>

                           STATEN ISLAND BANCORP, INC.

--------------------------------------------------------------------------------
   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                        REVOCABLE VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           STATEN ISLAND BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001
                            10:00 a.m., Eastern Time

     The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company allocated to my account as of March 12, 2001 under the ESOP upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                      ESOP

        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>

           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 10, 2001

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or

2.   Via the Internet at  www.proxyvoting.com/sibk  and follow the instructions;
     or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

1.   ELECTION OF DIRECTORS (except as marked to the contrary).

     Nominees for three-year term expiring in 2004:

    (01) James R. Coyle            (02) John R. Morris
    (03) Allan Weissglass

                                           For All
        For              Withhold          Except
        [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "FOR" the election of the nominees listed above.
--------------------------------------------------------------------------------

       Please be sure to sign and date Date this voting instruction card in the box below.




                                       _________________________________________
Please be sure to sign and date this   Date
voting instruction card in the box
below.
________________________________________________________________________________


________Stockholder sign above_________Co-holder (if any) sign above____________


                                                        Please Mark your
                                                        votes as indicated  [X]
                                                        in this example

2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2001.


              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
       The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------


3.   STOCKHOLDER'S PROPOSAL, if presented at the Annual Meeting.

              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "AGAINST" Proposal 3.
--------------------------------------------------------------------------------

4. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting.

                                      ESOP

  Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------

=> FOLD AND DETACH HERE IF YOU ARE  RETURNING  YOUR VOTING  INSTRUCTION  CARD BY
                                    MAIL =>

                           VOTE BY TELEPHONE/INTERNET
       [TELEPHONE]      QUICK o o o EASY o o o IMMEDIATE    [COMPUTER]

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

Please have this card handy when you call. You will need this card in front of you to complete the voting process.

VOTE BY      Call toll-free 1-877-210-0269. You  will  be  asked  to enter the
PHONE:       Control Number (look below at right).

OPTION A:    To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.

OPTION B:    If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             Item 1:  To  vote  FOR ALL  nominees, press 1; to WITHHOLD FOR
                      ALL nominees, press 9. To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.
             Item 2:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
             Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Your vote will be confirmed.

          VOTE BY INTERNET: The web address is www.proxyvoting.com/sibk

      You will be asked to enter the Control Number (look below at right).

    If you vote by telephone or Internet, DO NOT mail back your voting card.

           TELEPHONE/INTERNET VOTING DEADLINE: 12 midnight-May 9, 2001

                                                  FOR TELEPHONE/INTERNET VOTING:
                                                         CONTROL NUMBER

                        REVOCABLE VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           STATEN ISLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001
                            10:00 a.m., Eastern Time

     The undersigned hereby instructs the Trustee of the trust created pursuant to the SI Bank & Trust 401(k) Plan (the "Plan") to vote the shares of Common Stock of Staten Island Bancorp, Inc. (the "Company") allocated to my account as of March 12, 2001 under the Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                      401-K

        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                           => FOLD AND DETACH HERE =>

           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 10, 2001

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or

2.   Via the Internet at  www.proxyvoting.com/sibk  and follow the instructions;
     or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

1.   ELECTION OF DIRECTORS (except as marked to the contrary).

     Nominees for three-year term expiring in 2004:

    (01) James R. Coyle            (02) John R. Morris
    (03) Allan Weissglass

                                           For All
        For              Withhold          Except
        [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "FOR" the election of the nominees listed above.
--------------------------------------------------------------------------------

       Please be sure to sign and date Date this voting instruction card in the box below.




                                       _________________________________________
Please be sure to sign and date this   Date
voting instruction card in the box
below.
________________________________________________________________________________


________Stockholder sign above_________Co-holder (if any) sign above____________


                                                        Please Mark your
                                                        votes as indicated  [X]
                                                        in this example

2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2001.


              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
       The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------


3.   STOCKHOLDER'S PROPOSAL, if presented at the Annual Meeting.

              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "AGAINST" Proposal 3.
--------------------------------------------------------------------------------

4. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting.

                                      401-K

  Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------

=> FOLD AND DETACH HERE IF YOU ARE  RETURNING  YOUR VOTING  INSTRUCTION  CARD BY
                                    MAIL =>

                           VOTE BY TELEPHONE/INTERNET
       [TELEPHONE]      QUICK o o o EASY o o o IMMEDIATE    [COMPUTER]

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

Please have this card handy when you call. You will need this card in front of you to complete the voting process.

VOTE BY      Call toll-free 1-877-210-0269. You  will  be  asked  to enter the
PHONE:       Control Number (look below at right).

OPTION A:    To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.

OPTION B:    If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             Item 1:  To  vote  FOR ALL  nominees, press 1; to WITHHOLD FOR
                      ALL nominees, press 9. To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.
             Item 2:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
             Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Your vote will be confirmed.

          VOTE BY INTERNET: The web address is www.proxyvoting.com/sibk

      You will be asked to enter the Control Number (look below at right).

    If you vote by telephone or Internet, DO NOT mail back your voting card.

           TELEPHONE/INTERNET VOTING DEADLINE: 12 midnight-May 9, 2001

                                                  FOR TELEPHONE/INTERNET VOTING:
                                                         CONTROL NUMBER